Exhibit 99.2

Q1 2025 EARNINGS RESULTS May 8, 2025

New CEO Juho Sarvikas | Leadership Rooted in Wireless Innovation In January 2025, Juho Sarvikas, the former President of Qualcomm North America joined Inseego as CEO and Board Member. x Proven Leadership in Wireless Technology – As CEO, Juho Sarvikas brings a strategic vision focused on leveraging engineering excellence to drive technology and product leadership in the wireless market. x Extensive Global Executive Experience – Over two decades of expertise in strategy development and scaling organizations across both large enterprises and start - ups. x Track Record in Product and Business Growth – Led the relaunch of Nokia phones as Chief Product Officer at HMD Global, growing the company into a multi - billion - dollar business. x Deep Industry Knowledge in OEM and Wireless Ecosystems – Broad expertise spanning product management, engineering, sales, marketing, and supply chain, combined with strong relationships with network operators. x Successful Market Expansion and Diversification – As President of Qualcomm North America, he drove new go - to - market strategies to diversify the company’s presence in the region. 2

Scalable Business Model Healthy Total Gross Margin Profile Return to Profitability Generating Free Cash Flow Return to Revenue Growth Diversified Hardware & SaaS Revenue Streams Divested Telematics Portfolio to Focus on Key 5 G Growth Areas Inseego Financial Profile | Compelling Improvements & Trajectory 3 Successfully Eliminated Convertible Debt Overhang

Q1 2025 RESULTS (May 8, 2025) GUIDANCE (Feb 19, 2025) $31.7m $3.7m $30m - $33m $2.0m - $3.0m TOTAL REVENUE ADJ EBITDA 11.6% 7 - 9% Implied margin 4 Q1 2025 Financial Results | Strong Profitability Management

Q1 2025 Financial Results | Selected Key Highlights

Despite a slower start to the year in FWA, Inseego delivered growth in Mobile Hotspot and Services Revenue and year-over-year profitability expansion in Q1 2025, reflecting the strong management across the business as the Company lays the foundation for growth.

Q1 2025 Financial Highlights Include:

- Strong **Revenue From Services & Other** of **$12.0m, growing +49% YoY** vs. Q1 2024. Further YoY growth was delivered in the **Mobile business,** at **+17% YoY**
- Solid non-GAAP **Gross Margin** of **47.5%**, **+1210 bps higher YoY** vs. Q1 2024 on account of higher Services & Other revenue and favorable revenue mix results
- Expansion of non-GAAP **Product Gross Margin** of **22.1%, growing +150bps sequentially**, despite lower overall revenue coverage
- Robust spend management with non-GAAP **Operating Expenses** lower by $0.4m (excluding D&A) compared to Q1 2024
- **Fourth consecutive quarter of double-digit Adj EBITDA margin** at **11.6%,** with Adj EBITDA growth of **+$2.2m** and **760 bps higher** vs. Q1 2024
- Closed Q1 2025 with a **healthy cash position of $35.1m**

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Q1 2025 | Selected Business Highlights

- ✓ Appointed Juho Sarvikas, Former President of Qualcomm North America, as Chief Executive Officer and member of the Board of Directors
- ✓ Made the world's first live 5G Advanced 3GPP Release 18 data call with the new Qualcomm Dragonwing platform at Mobile World Congress Barcelona.
- ✓ Launched Next-Generation Fixed Wireless Access outdoor CPE FW3000 with 8Rx antenna design for optimized performance, even in challenging environments
- ✓ Launched Inseego Wavemaker 5G cellular router FX3110 with CSpire for their new 5G Home Internet service
- ✓ Joined T-Mobile's Partner Plus Channel Subsidy Program which is designed to make 5G technology more accessible and affordable for businesses

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Total Revenue | Robust SaaS Revenue Profile Q1 2025 Services & Other revenue grew 49% YoY, while total revenue declined by 16% on account of short - term headwinds in the FWA product. 29.5 39.2 42.0 35.9 19.7 8.1 12.4 12.0 12.2 12.0 37.5 51.6 54.0 48.1 31.7 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Product Revenue Services & Other Revenue 7 ($ millions)

79% 76% 78% 75% 62% 21% 24% 22% 25% 38% Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Product Revenue Mix Services & Other Revenue Mix 8 Compelling Portfolio | Increasing High - Value Services Contribution Revenue mix continues to shift to higher - profitability Services & Other offerings.

35.4% 9 36.5% 34.8% 37.4% 47.5% Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Gross Margin | Expanding Contribution The Company has materially improved its gross margins through a combination of improved pricing, operational efficiencies, and new channel distribution. Q1 2025 gross margin is a consequence of these meaningful structural changes as well as revenue mix results, namely a higher share of Services & Other revenue. GROSS MARGIN % (non - GAAP)

3.7 4.2 3.7 3.8 10% 8% 7% 4.0 8% 12% Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Operating Expense Efficiency | Improving Operations at Scale Disciplined cost management is underlying stable dollar operating expenditures and has created a platform for economies of scale on an operating expense / revenue ratio. Sales & Marketing (non - GAAP) General & Administrative (non - GAAP) Operating Expense / Revenue ratio NOTE: These OpEx categories do not include depreciation & amortization expense as that is reported in its own line item; see financial statements for full details. ($ millions) 4.5 5.1 5.3 4.3 10% 9% 5.0 Research & Development (non - GAAP) 13% 12% 11% Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 3.6 10 2.8 3.7 3.4 10% 5% 6% 3.1 8% 11% Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025

1.5 11 6.8 6.7 5.4 3.7 4.0% 13.2% 12.5% 11.2% 11.6% Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Profitability | Meaningful Shift and Expansion in Adj EBITDA Generation The Company has significantly improved profitability since Q1 2024 following transformative changes and has delivered consistent double - digit Adj EBITDA margin % for the past four quarters. ADJ EBITDA MARGIN % ADJ EBITDA $ ($ millions)

Successful Reduction in Debt | Convertible Notes Fully Repaid May 1, 2025 TOTAL DEBT OUTSTANDING • On May 1, 2025, Inseego repaid the remaining $15m stub outstanding on the Company's convertible notes. • Including debt restructurings that occurred in 2024, the Company has lowered its debt position by $125m since January 2024. • The Company's only outstanding debt is $41m in new long - term Senior Secured 9% Notes which mature May 1, 2029. • Pro Forma Net Debt of the Company is $21m $41m New Senior Secured Debt $20m Pro Forma Cash ($35m Cash on Mar 31st less $15m Convertible Notes stub paid - off on May 1st) 12 = $21m NET DEBT -

Q2 2025 GUIDANCE $37m - $40m $2.5m - $3.5m Revenue Adj EBITDA 7 – 9% Implied margin 13 On the Company’s May 8, 2025 Earnings Call, management provided the following guidance for Total Revenue and Adjusted EBITDA from Continuing Operations for Q2 2025: Company Guidance | Q2 2025 (ISSUED: MAY 8, 2025)

$24b TAM across the Mobile Broadband and Fixed Wireless Access markets Improved financial profile with return to revenue growth, profitability and free cash flow generation Eliminated convertible overhang, reduced debt and right - sized capital structure Unique positioning of products built to meet strict US government requirements in support of the “homegrown” US tech initiative 25+ year track record of wireless technology leadership and strong relationships with Tier 1 Service Providers and Fortune 500 customers Inseego Investment Highlights | Compelling Trajectory 14

APPENDIX

Reconciliations to GAAP Financials NON - GAAP NUMBERS

Continuing Operations Gross Margin & OpEx | Three Months Ended March 31, 2025 ($ thousands) Revenues Cost of revenues Gross Margin Gross Margin % 3,355 1,748 - 316 - - 1,135 - 4,490 2,064 General and administrative Depreciation and amortization - - 384 - 384 Impairment of cap software $ 13,158 $ 316 $ 384 $ 1,549 $ 15,407 Total operating costs & expenses 17 Purchased Share - based Impairment of Compensation Capitalized Intangibles GAAP Expense Software Amortization Non - GAAP - $ - 31,673 16,638 - $ - 31,673 $ - $ 16,690 52 $ $ 15,035 47.5% $ 14,983 47.3% Operating costs and expenses: Research and development Sales and marketing 4,267 3,788 - - - - 268 146 4,535 3,934 GAAP TO NON - GAAP RECONCILIATION

Income (Loss) From Continuing Operations to Adjusted EBITDA | 2025 GAAP TO NON - GAAP RECONCILIATION $ (1,170) Income (loss) from continuing operations 23 Income tax provision (benefit) 1,026 Interest expense, net (303) Other (income) expense, net 2,098 Depreciation and amortization 1,601 Share - based compensation expense 384 Impairment of capitalized software $ 3,659 Adjusted EBITDA from continuing operations Three Months Ended March 31, 2025 18 ($ thousands)

Safe Harbor Statement This presentation contains statements about expected future events that are forward - looking and subject to risks and uncertainties. For these statements, we claim the safe harbor for “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. For a discussion of factors that could cause actual results to differ materially from expectations, please refer to the risk factors described in our filings with the SEC. Non - GAAP Financial Measures Non - GAAP gross margins and operating expenses exclude restructuring charges, share based compensation expenses, debt restructuring charges, impairments of capitalized software charges, charges related to acquisition and divestiture activities and acquisition - related intangible asset amortization. This presentation contains references to certain non - GAAP financial measures and should be viewed in conjunction with our press releases and supplementary information on our website ( www.inseego.com/investors ) which present a complete reconciliation of GAAP and Non - GAAP results. 19 Disclaimers

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